   THE
BEAR STEARNS
  FUNDS

383 MADISON AVENUE
NEW YORK, NY 10179
1.800.766.4111
Michael Minikes               Chairman of the Board and
                                Trustee
Doni L. Fordyce               President and Trustee
Peter M. Bren                 Trustee
John S. Levy                  Trustee
Robert E. Richardson          Trustee
Barry Sommers                 Executive Vice President
Stephen A. Bornstein          Vice President and
Frank J. Maresca              Secretary
Vincent L. Pereira            Vice President and
                              Treasurer
                              Assistant Treasurer
INVESTMENT ADVISER
Bear Stearns Asset            TRANSFER AND DIVIDEND
Management Inc.               DISBURSEMENT AGENT
383 Madison Avenue            PFPC Inc.
New York, NY 10179            Bellevue Corporate Center
                              400 Bellevue Parkway
ADMINISTRATOR                 Wilmington, DE 19809
Bear Stearns Funds
Management Inc.               INDEPENDENT AUDITORS
575 Lexington Avenue          Deloitte & Touche LLP
New York, NY 10022            Two World Financial Center
                              New York, NY 10281
DISTRIBUTOR
Bear, Stearns & Co. Inc.      COUNSEL
383 Madison Avenue            Kramer Levin
New York, NY 10179            Naftalis & Frankel LLP
                              919 Third Avenue
INCOME PORTFOLIO AND          New York, NY 10022
HIGH YIELD TOTAL RETURN
PORTFOLIO:                    EMERGING MARKETS DEBT
CUSTODIAN                     PORTFOLIO:
Custodial Trust Company       CUSTODIAN
101 Carnegie Center           Brown Brothers Harriman &
Princeton, NJ 08540                Co.
                              40 Water Street
                              Boston, MA 02109

The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereof.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-016-09


THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS


INCOME PORTFOLIO

HIGH YIELD TOTAL RETURN PORTFOLIO

EMERGING MARKETS DEBT PORTFOLIO





SEMI-ANNUAL REPORT

SEPTEMBER 30, 2001


[BEAR STEARNS LOGO]

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO

                             LETTER TO SHAREHOLDERS

                                                                October 25, 2001
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("EMD Portfolio") for the six months ended September 30, 2001. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

INCOME PORTFOLIO

For the six months ended September 30, 2001, the Income Portfolio's Class A shares had a total return of 4.42% (without giving effect to the sales charge) and both Class B and C shares had a total return of 4.08% (without giving effect to the contingent deferred sales charge).(1) The Income Portfolio's broad-based securities market index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned 5.25% for the same period. The Lipper A Rated Bond Fund Index returned 4.33% for the same period.

CONSERVATIVE POSITIONING PAYS OFF

Anticipating that the economy would slow further, the Portfolio was defensively positioned throughout the six months ended September 30, 2001. Over the course of the summer, the economy did weaken further and the yield curve did steepen as the Federal Reserve moved to cut interest rates. These moves, coupled with the promise of tax cuts phasing in soon, led to an improvement in sentiment as the summer drew to a close. Recovery, while not immediate, was in the offing. The attacks of September 11th, however, exacerbated the economy's downturn. Moving to ensure that liquidity remained in the system, the Federal Reserve lowered short-term rates significantly and rapidly. All of this contributed to further steepening of the yield curve -- and portfolios positioned more conservatively benefited.

Of course, some fixed income sectors were more affected by events than others. Not surprisingly, the spread between treasuries and corporate securities widened during the period. Hit by profit warnings over the summer, corporates suffered as investors grew more uncertain about the speed of recovery in the wake of the terrorist attacks. The performance of mortgage-backed securities was stellar in comparison to corporate bonds. But this sector, too, suffered as interest rates declined during the period and prepayment risk rose. Asset-backeds were also affected by the increase in prepayment risk. In both sectors, however, the Portfolio held discount coupons, which mitigated much of the risk. As a result, the Portfolio, which is invested across the fixed income markets, posted solid returns in the volatile environment of the third quarter.

We believe our economy was moving toward recession as the summer drew to an end. After September 11th, it was equally apparent that a recession is in the cards. Having cut interest rates in response to the economy and events, the Federal Reserve seems inclined to cut rates further. In fact, it would not be surprising to see the Federal Funds rate at

2% before year-end. In addition, the government is putting together a variety of stimulus packages. The effects of these efforts, coupled with tax cuts passed earlier in the year, should become apparent moving forward.

The economic climate should be considerably brighter in 2002, particularly in the second half of the year. Inflation may not even be a problem as there is a good deal of excess capacity and very little pricing pressure. Consequently, the environment for corporate securities should be much improved and as signs of improvement become more apparent, we expect to take advantage of some of the tremendous opportunities now available in this sector. As always, however, this will be done on an issue-by-issue basis after subjecting each issuer to in-depth scrutiny.

HIGH YIELD TOTAL RETURN PORTFOLIO*

For the six months ended September 30, 2001, the High Yield Portfolio's Class A shares had a total return of (3.70)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (4.02)% (without giving effect to the contingent deferred sales charge).(2) The High Yield Portfolio's benchmark index, the Credit Suisse First Boston High Yield Index (developed countries only), returned (4.82)% for the same period. The Lipper High Yield Bond Fund Index returned (9.08)% for the same period.

QUALITY ISSUES STAND STRONG

Interest rate cuts and anticipation of a recovery offset some of the gloom in the marketplace in the first half of the six months ended September 30, 2001. While telecommunications issues did continue to suffer like their equity counterparts, the market firmed overall as spreads tightened modestly and new issuance was strong. Not surprisingly, given the weakness in the economy, higher quality issues were among the strongest performers. In the days following the attacks on the United States, however, the market was volatile. While the airlines, travel-related businesses and media industries were affected directly and immediately, all sectors were impacted to some degree. As would be expected, however, quality became investors' overriding concern. Focused on issues from companies with strong and stable cash flows, the Portfolio held its ground in this very challenging environment.

Much of this was due to the Portfolio's change in direction over the past year. Throughout the period, we worked to eliminate questionable credits and positions in more economically-sensitive sectors and expand positions in sectors with reliable cash flows. Thus, prior to September 11th, positions had been increased in food services and healthcare. With this, the quality of our holdings had increased and the Portfolio was well-positioned for a slower economic environment. Still, performance was impacted to some degree by the events of September 11th. The hotel and gaming sector (being travel-related) experienced a bit of a bump. However, the Portfolio's holdings were in diversified, multi-jurisdictional gaming companies whose revenues do not depend on customers traveling by air. As this became clear, these issues began to snap back. Also, while positions had been reduced in telecommunications over the past year, remaining exposures in the wireless sector were focused in quality issues. Rather than hurting these companies, events showed what a critical role their products now play.

Clearly, the events of September 11th exacerbated the economy's weakness. The downturn is now likely to be longer than originally anticipated. Nonetheless, the Federal Reserve has shown it is willing to do whatever it takes to aid the economy -- and short-term interest rates may go lower yet. Also, politicians from both parties are working on a variety of fiscal stimulus packages which should be put in place soon. These efforts, combined with declining energy prices and tax cuts passed earlier should begin to take hold as we move into the second quarter of 2002. As the third quarter began, the Portfolio was defensively positioned with its assets invested primarily in industries with strong cash flows. In the months ahead, we look to expand our holdings here. Moreover, over the past six months, the Portfolio's cash position was increased -- cash is on hand to take advantage of opportunities as the environment improves.

EMERGING MARKETS DEBT PORTFOLIO**

For the six months ended September 30, 2001, the EMD Portfolio's Class A shares had a total return of 3.00% (without giving effect to the sales charge) and Class B and C shares had a total return of 2.75% (without giving effect to the contingent deferred sales charge)(3). The EMD Portfolio's benchmark index, the J.P. Morgan Emerging Market Bond Index-Global Constrained, returned 2.73% for the same period.

Despite a volatile global environment following the events of September 11th, the emerging debt markets fell just 2% over the course of the quarter ended September 30, 2001, as represented by the J.P. Morgan Emerging Market Bond Index-Global Constrained. Moreover, due to strong performance in the months preceding the attacks, the Portfolio produced a positive total return of 3% over the six-month period ended the same day. These results were considerably better than other asset classes against which emerging market debt is typically compared, such as emerging market equity and U.S. high yield.

Still, the market has been affected by concerns, both ongoing and new. The outlook for economic growth in the major industrial nations continued to fuel concerns about the prospects for growth in emerging economies. The attacks on the United States only intensified these concerns. In addition, Argentina's ability to continue servicing its debt remained uncertain. Brazil's ability to meet its longer-term obligations is being questioned due to declining foreign investment and persistent weakness in its currency. Finally, as we moved into the fourth quarter, the recent declines in commodity prices began to worry investors. While lower oil prices, for example, will benefit certain countries, the recent declines are somewhat negative for the market as a whole because the governments of several major emerging economies, including Mexico and Venezuela, are heavily dependent upon oil revenues.

We have become more cautious about the market's near-term prospects and have begun lightening positions. There are several factors now present that, if they persist, could have the potential to negatively impact the growth prospects and debt-servicing capacity of some emerging economies. Among our concerns are low commodity prices, declining global foreign direct investment, and a slowdown in global economic growth.

On the other hand, we believe many positive factors remain intact. Contagion effects continue to decline; the market as a whole is less affected by events in any one country. Despite the variety of challenges faced by emerging economies, more than three-quarters of the markets in the benchmark posted positive returns for the 6-month period. Also, volatility is decreasing, as the number of sovereign securities and the sophistication of investors increases; based on relative standard deviation for the past ten years, emerging market debt, as represented by the J.P. Morgan Emerging Market Bond Index-Global Constrained, has been 42% less volatile than emerging market equity, as represented by the Morgan Stanley Capital International Emerging Markets Free Index. While still significantly more volatile than U.S. high yield, emerging market debt is now only 9% and 3% more volatile than the S&P 500 and international equities, respectively. And although lower oil prices have adversely impacted the revenues of several emerging economies, average oil prices -- even at the current levels -- are close to or above the budget assumptions of most emerging market oil exporters. Moreover, we believe the performance of emerging market debt is heavily influenced by how a country responds to lower commodity prices, and not simply to the drop in prices themselves.

Long-term investors in the emerging debt markets have been well rewarded. For the ten years ended September 30, 2001, the emerging debt markets are up more than 231%, considerably more than the asset classes against which it is typically compared. During this same period, the U.S. high yield market, as represented by the Lehman Brothers High Yield Index, and emerging market equity, as represented by the Morgan Stanley Capital International Emerging Market Free Index (in U.S. dollar terms), returned only 107% and 22%, respectively. Given the performance of the emerging debt markets over the past quarter -- one of most difficult in some time -- we believe long-term prospects remain bright.

S&P STARS OPPORTUNITIES PORTFOLIO

We are pleased to introduce our newest fund, the S&P STARS Opportunities Portfolio, which commenced operations on October 1, 2001. This new fund focuses on small- to mid-capitalization companies using the investment process of the Bear Stearns Funds' S&P STARS Portfolio. The S&P STARS Opportunities Portfolio will invest primarily in companies with market capitalizations of $7 billion or less. Stocks will generally be selected for their potential to outperform the S&P MidCap 400 Index through an analytical process based on Standard & Poor's highest-ranked 5-STARS stocks and Bear Stearns' disciplined fundamental analysis.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

------
* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the six months ended September 30, 2001, the Income Portfolio's Class A shares had a total return of (0.24)%, including the initial 4.50% maximum sales charge, Class B shares returned (0.92)%, including the 5.00% CDSC and Class C shares returned 3.08%, including the 1.00% CDSC.
(2) For the six months ended September 30, 2001, the High Yield Portfolio's Class A shares had a total return of (8.02)%, including the initial 4.50% maximum sales charge, Class B shares returned (8.63)%, including the 5.00% CDSC and Class C shares returned (4.94)%, including the 1.00% CDSC.
(3) For the six months ended September 30, 2001, the EMD Portfolio's Class A shares had a total return of (1.63)%, including the initial 4.50% maximum sales charge, Class B shares returned (2.16)%, including the 5.00% CDSC and Class C shares returned 1.75%, including the 1.00% CDSC.
CDSC Contingent deferred sales charge.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Opportunities Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poors.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                           INDUSTRY/SECTOR WEIGHTINGS*
                           ---------------------------

                                                                         PERCENT OF
  RANK   INDUSTRY/SECTOR                                                 NET ASSETS
  ----   ---------------                                                 ----------
     1.  U.S. Government Agency Obligations                                 35.22
     2.  U.S. Government Obligations                                        26.77
     3.  Industrial                                                         11.88
     4.  Finance                                                             8.60
     5.  Utilities                                                           3.31
     6.  Telecommunications                                                  2.55
     7.  Asset-Backed                                                        2.26
     8.  Multimedia                                                          1.21
     9.  Computer Services                                                   0.79

                              TOP TEN HOLDINGS*
                              -----------------

                                                                                                   PERCENT OF
  RANK   HOLDINGS                                                 INDUSTRY/SECTOR                  NET ASSETS
  ----   --------                                                 ---------------                  ----------
     1.  U.S. Treasuries                                   U.S. Government Obligations                26.77
     2.  Fannie Mae                                        U.S. Government Agency Obligations         16.13
     3.  Freddie Mac                                       U.S. Government Agency Obligations         14.90
     4.  Government National Mortgage Association          U.S. Government Agency Obligations          4.19
     5.  Ford Motor Credit Co.                             Finance                                     1.23
     6.  Western Resources, Inc.                           Utilities                                   1.14
     7.  Qwest Capital Funding                             Telecommunications                          1.07
     8.  General Electric Capital Corp.                    Finance                                     0.86
     9.  Unilever Capital Corp.                            Industrial                                  0.81
    10.  Consolidated Natural Gas Co.                      Utilities                                   0.80

--------------------
*    The Portfolio's composition will change over time.

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                          TOP TEN INDUSTRY WEIGHTINGS*
                          ----------------------------

                                                                     PERCENT OF
  RANK   INDUSTRY                                                    NET ASSETS
  ----   --------                                                    ----------
     1.  Health Care                                                    11.40
     2.  Hotels/Motels/Casinos                                           7.55
     3.  Cable Television                                                7.33
     4.  Wireless Telecommunications                                     7.09
     5.  Food Services                                                   6.60
     6.  Building/Development                                            5.34
     7.  Utilities                                                       5.23
     8.  Cosmetics/Toiletries                                            4.16
     9.  Chemicals/Plastics                                              4.09
    10.  Publishing                                                      2.80

                                 TOP TEN HOLDINGS*
                                 -----------------

                                                                                       PERCENT OF
  RANK   HOLDINGS                                                INDUSTRY              NET ASSETS
  ----   --------                                                --------              ----------
     1.  Allied Waste North America Inc.               Ecological Services/Equipment       2.60
     2.  Armkel LLC                                    Cosmetics/Toiletries                2.41
     3.  EchoStar Broadband Corporation                Cable Television                    2.40
     4.  Autonation, Inc.                              Retailers                           2.33
     5.  Alliant Techsystems, Inc.                     Aerospace & Defense                 2.22
     6.  Fleming Companies, Inc.                       Food Services                       2.21
     7.  Vanguard Health Systems                       Health Care                         2.21
     8.  The William Carter Company                    Clothing/Textiles                   2.20
     9.  Ameristar Casinos, Inc.                       Hotels/Motels/Casinos               2.20
    10.  Sesi, LLC                                     Oil & Gas                           2.18

--------------------
*    The Portfolio's composition will change over time.

                        EMERGING MARKETS DEBT PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                           TOP TEN COUNTRY WEIGHTINGS*
                           ---------------------------

                                                            PERCENT OF
  RANK   COUNTRY                                            NET ASSETS
  ----   -------                                            ----------
     1.  Mexico                                                12.35
     2.  Brazil                                                 9.06
     3.  Argentina                                              8.70
     4.  Russia                                                 8.17
     5.  Venezuela                                              5.47
     6.  Malaysia                                               4.70
     7.  Turkey                                                 4.58
     8.  South Korea                                            4.12
     9.  Colombia                                               3.99
    10.  Philippines                                            3.84

                                 TOP TEN ISSUERS*
                                 ----------------

                                                                   SECURITY        PERCENTOF
  RANK   ISSUER                                    CURRENCY          TYPE         NET ASSETS
  ----   ------                                    --------          ----         ----------
     1.  United Mexican States                    U.S. dollar      Sovereign         11.70
     2.  Federal Republic of Brazil               U.S. dollar      Sovereign          9.06
     3.  Republic of Argentina                    U.S. dollar      Sovereign          8.70
     4.  Russian Federation                       U.S. dollar      Sovereign          8.17
     5.  Republic of Venezuela                    U.S. dollar      Sovereign          5.47
     6.  Republic of Colombia                     U.S. dollar      Sovereign          3.99
     7.  Republic of the Philippines              U.S. dollar      Sovereign          3.84
     8.  Republic of Turkey                       U.S. dollar      Sovereign          3.67
     9.  Republic of Korea                        U.S. dollar      Sovereign          3.62
    10.  The Republic of Panama                   U.S. dollar      Sovereign          3.26

-----------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001

                                   (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                               INTEREST          MATURITY
 (000'S)                                                                               RATE(S)           DATE(S)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 92.59%

            CORPORATE OBLIGATIONS - 30.60%
            ASSET-BACKED - 2.26%
$   213     Comm 2000-C1, Commercial Mortgage
              Pass-Through Certificates, Class A1                                       7.206%          09/15/08      $     229,750
    150     Paine Webber Mortgage Acceptance Corp., Series 2000-HE1, Class A2           8.270           02/25/30            159,494
    175     Saxon Asset Securities Trust, Series 2000-3, Class AF4                      7.630           09/25/23            185,207
    175     UCFC Home Equity Loan, Series 1996-B1, Class A6                             7.975           02/15/22            181,449
                                                                                                                       ------------
                                                                                                                            755,900
                                                                                                                       ------------
            COMPUTER SERVICES - 0.79%
    250     Computer Sciences Corp., Unsecured Notes                                7.375 - 7.500  08/08/05 - 06/15/11      263,503
                                                                                                                       ------------
            FINANCE - 8.60%
    200     Boeing Capital Corp., Senior Unsecured Notes                                5.650           05/15/06            200,996
    400     Ford Motor Credit Co., Notes                                                6.875           02/01/06            412,278
    250     General Electric Capital Corp., Debentures                                  8.850           04/01/05            286,437
    150     General Motors Acceptance Corp., Notes                                      6.125           09/15/06            150,067
    225     Household Finance Corp., Senior Unsecured Notes                             6.400           06/17/08            231,016
    250     Morgan Stanley Dean Witter & Co., Unsubordinated Notes                      6.750           04/15/11            257,115
    200     National Rural Utilities Cooperative Finance Corp., Collateral
              Trust Bonds                                                               6.000           05/15/06            208,949
    250     NISource Finance Corp., Senior Unsecured Notes                              7.500           11/15/03            265,183
    150     Salomon Smith Barney Holdings Co., Notes                                    6.500           02/15/08            157,478
    150     Textron Financial Corp., Medium Term Notes, Series E                        5.950           03/15/04            155,196
    150     Transamerica Finance Corp., Senior Notes                                    7.250           08/15/02            155,314
    200     Washington Mutual Capital I, Subordinated Capital Income
              Securities, Washington Mutual Inc. Guaranteed                             8.375           06/01/27            206,199
    175     Wells Fargo Financial, Inc., Senior Notes                                   6.750           06/01/05            186,704
                                                                                                                       ------------
                                                                                                                          2,872,932
                                                                                                                       ------------
            INDUSTRIAL - 11.88%
    150     Alliant Techsystems Inc., Senior Subordinated Notes*                        8.500           05/15/11            154,500
    200     American Home Products, Notes                                               5.875           03/15/04            207,650
    175     Anheuser-Busch Companies, Inc., Senior Unsecured Debentures                 6.800           08/20/32            180,114
    200     Bristol-Myers Squibb Co., Notes                                             4.750           10/01/06            201,392
    150     Cendant Corp., Notes*                                                       6.875           08/15/06            135,662
    200     Charter Communications Holdings LLC, Senior Unsecured Notes*                9.625           11/15/09            191,000
    200     Coca-Cola Co., Unsecured Notes                                              5.750           03/15/11            201,248
    200     Coca-Cola Enterprises, Inc., Debentures                                     6.750           09/15/28            195,876
    150     Electronic Data Systems Corp., Unsecured Notes                              6.850           10/15/04            158,316
    200     Georgia-Pacific Corp., Senior Unsecured Notes                               8.875           05/15/31            196,619


The accompanying notes are an integral part of the financial statements.


                                       8

PRINCIPAL
 AMOUNT                                                                               INTEREST          MATURITY
 (000'S)                                                                               RATE(S)           DATE(S)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            INDUSTRIAL (CONTINUED)

 $  150     Integrated Electric Services, Inc., Senior Subordinated Notes,
              Company Guaranteed                                                        9.375%          02/01/09         $  132,750
    250     LG-Caltex Oil Corp., Unsecured Notes*                                       7.500           07/15/07            265,435
    150     Meritage Corp., Senior Unsecured Notes, Company Guaranteed                  9.750           06/01/11            139,500
    100     Pitney Bowes Inc., Unsecured Notes                                          5.950           02/01/05            103,957
    100     Primedia Inc., Senior Notes*                                                8.875           05/15/11             75,500
    150     Raytheon Co., Senior Unsecured Notes                                        5.700           11/01/03            152,695
    200     Safeway Inc., Senior Unsecured Notes                                        6.050           11/15/03            207,577
    175     Smith International Inc., Senior Notes                                      7.000           09/15/07            184,136
    200     Transcontinental Gas Pipe Line Corp., Notes*                                7.000           08/15/11            201,721
    150     Tricon Global Restaurants, Inc., Senior Unsecured Notes                     8.875           04/15/11            153,750
    250     TXU Corp., Senior Notes, Series J                                           6.375           06/15/06            258,342
    250     Unilever Capital Corp., Senior Unsecured Notes                              6.875           11/01/05            271,506
                                                                                                                       ------------
                                                                                                                          3,969,246
                                                                                                                       ------------
            MULTIMEDIA - 1.21%
    150     AOL Time Warner Inc., Unsecured Debentures                                  6.850           01/15/26            155,806
    225     Viacom, Inc., Senior Unsecured Notes, Company Guaranteed                    7.700           07/30/10            246,591
                                                                                                                       ------------
                                                                                                                            402,397
                                                                                                                       ------------
            TELECOMMUNICATIONS - 2.55%
    100     GTE Northwest Inc., Unsecured Debentures, Series D                          5.550           10/15/08             98,701
    150     Nextel Communications, Inc., Senior Unsecured Notes                         9.375           11/15/09             93,375
    350     Qwest Capital Funding, Unsecured Notes, Company Guaranteed              6.375 - 7.900  07/15/08 - 08/15/10      358,874
    150     Rogers Wireless, Inc., Senior Unsecured Notes                               9.625           05/01/11            144,750
    150     Southern New England Telephone Co., Medium Term Notes, Series C             6.125           12/15/03            156,810
                                                                                                                       ------------
                                                                                                                            852,510
                                                                                                                       ------------
            UTILITIES - 3.31%
    100     American Electric Power Co., Inc., Notes, Series A                          6.125           05/15/06            103,092
    250     Cleveland Electric Illuminating Co., Senior Secured Notes, Series D         7.880           11/01/17            256,963
    100     CMS Energy Corp., Senior Unsecured Notes                                    8.500           04/15/11             97,886
    250     Consolidated Natural Gas Co., Unsecured Notes                               7.250           10/01/04            268,559
    400     Western Resources, Inc., Notes                                              6.250           08/15/03            381,451
                                                                                                                       ------------
                                                                                                                          1,107,951
                                                                                                                       ------------
            Total Corporate Obligations (cost - $10,084,307)                                                             10,224,439
                                                                                                                       ------------


The accompanying notes are an integral part of the financial statements.


                                       9

PRINCIPAL
 AMOUNT                                                                               INTEREST          MATURITY
 (000'S)                                                                               RATE(S)           DATE(S)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.22%
            FANNIE MAE - 16.13%
 $3,260     Pass-through Pools                                                     6.000 - 6.500%  03/01/16 - 02/01/31 $  3,331,186
  2,000     TBA                                                                    6.500 - 7.500   10/16/30 - 10/15/31    2,055,937
                                                                                                                       ------------
                                                                                                                          5,387,123
                                                                                                                       ------------
            FREDDIE MAC - 14.90%
  1,268     Pass-through Pools                                                     6.000 - 6.500   05/01/31 - 06/01/31    1,283,121
  1,875     Reference Notes                                                             5.125           10/15/08          1,897,663
  1,800     TBA                                                                         6.000           10/15/31          1,796,062
                                                                                                                       ------------
                                                                                                                          4,976,846
                                                                                                                       ------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.19%
  1,341     Pass-through Pools                                                     7.000 - 8.000   11/15/29 - 10/15/30    1,399,075
                                                                                                                       ------------
            Total U.S. Government Agency Obligations (cost - $11,392,747)                                                11,763,044
                                                                                                                       ------------
            U.S. GOVERNMENT OBLIGATIONS - 26.77%
            U.S. TREASURIES - 26.77%
  5,220     Bonds                                                                   4.750 - 7.250  11/15/08 - 08/15/29    5,439,875
  3,325     Notes                                                                   5.000 - 6.500  11/15/05 - 02/15/11    3,502,106
                                                                                                                       ------------
            Total U.S. Government Obligations (cost - $8,684,370)                                                         8,941,981
                                                                                                                       ------------
            Total Long-Term Debt Investments (cost - $30,161,424)                                                        30,929,464
                                                                                                                       ------------
            SHORT-TERM INVESTMENTS -- 17.00%
 SHARES
--------
            INVESTMENT COMPANY - 0.47%
158,812     Federated Investors, Trust for Short-Term U.S. Government
                    Securities**                                                        2.990               -               158,812
                                                                                                                       ------------
PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 16.53%
 $3,721     Fannie Mae, Discount Notes (1)                                              2.600           10/15/01          3,721,234
  1,800     Federal Home Loan Bank, Discount Notes (1)                                  3.050           10/01/01          1,800,000
                                                                                                                       ------------
                                                                                                                          5,521,234
                                                                                                                       ------------
            Total Short-Term Investments (cost - $5,680,046)                                                              5,680,046
                                                                                                                       ------------
            Total Investments-- 109.59% (cost - $35,841,470)                                                             36,609,510
            Liabilities in excess of other assets-- (9.59)%                                                              (3,202,431)
                                                                                                                       ------------
            Net Assets-- 100.00%                                                                                        $33,407,079
                                                                                                                       ============

-------------------------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
(1) All or a portion of which was segregated as collateral for TBA securities. TBA To Be Announced.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                      HIGH YIELD TOTAL RETURN PORTFOLIO

                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001

                                   (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
 (000'S)                                                                              RATE             DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS -- 85.98%

             UNITED STATES - 84.30%
             AEROSPACE & DEFENSE - 2.22%
   $2,500    Alliant Techsystems, Inc., Senior Subordinated Notes*                   8.500%          05/15/11  $  2,575,000
                                                                                                               ------------

             AUTOMOTIVE EQUIPMENT - 2.15%
    2,500    Delco Remy International, Inc., Senior Unsecured Notes,
              Company Guaranteed*                                                    11.000          05/01/09     2,500,000
                                                                                                               ------------

             BUILDING/DEVELOPMENT - 5.34%
    1,000    D.R. Horton, Inc., Senior Subordinated Notes, Company Guaranteed        10.000          04/15/06     1,015,000
    2,400    Integrated Electrical Services, Senior Subordinated Notes,
              Series B, Company Guaranteed                                            9.375          02/01/09     2,124,000
    2,500    Meritage Corporation, Senior Notes*                                      9.750          06/01/11     2,325,000
      800    Ryland Group, Senior Subordinated Notes                                  9.125          06/15/11       740,000
                                                                                                               ------------
                                                                                                                  6,204,000
                                                                                                               ------------

             BUSINESS EQUIPMENT/SERVICES - 1.53%
    2,000    Buhrmann U.S. Inc., Senior Subordinated Notes, Company Guaranteed       12.250          11/01/09     1,780,000
                                                                                                               ------------

             CABLE TELEVISION - 7.15%
    2,500    Charter Communications Holdings LLC and Charter Communications
              Holdings Capital Corporation, Senior Notes*                             9.625          11/15/09     2,387,500
    2,750    EchoStar Broadband Corporation, Senior Notes                            10.375          10/01/07     2,791,250
    1,000    Insight Midwest L.P., and Insight Capital, Inc., Senior Notes            9.750          10/01/09     1,060,000
      500    Insight Midwest L.P., and Insight Capital, Inc., Senior Notes*          10.500          11/01/10       525,000
    1,500    Mediacom Broadband LLC and Mediacom Capital Corp., Senior Notes*        11.000          07/15/13     1,537,500
                                                                                                               ------------
                                                                                                                  8,301,250
                                                                                                               ------------

             CHEMICALS/PLASTICS - 4.09%
    1,000    Acetex Corp., Senior Notes*                                             10.875          08/01/09       965,000
    2,000    Huntsman ICI Chemicals LLC, Senior Subordinated Notes,
              Company Guaranteed                                                     10.125          07/01/09     1,730,000
    2,500    Lyondell Chemical Company, Senior Subordinated Notes                    10.875          05/01/09     2,056,250
                                                                                                               ------------
                                                                                                                  4,751,250
                                                                                                               ------------

             CLOTHING/TEXTILES - 2.20%
    2,500    The William Carter Company, Senior Subordinated Notes*                  10.875          08/15/11     2,550,000
                                                                                                               ------------

             COSMETICS/TOILETRIES - 4.16%
    2,750    Armkel LLC, Senior Subordinated Notes*                                   9.500          08/15/09     2,798,125
    2,000    Playtex Products Inc., Senior Subordinated Notes, Company Guaranteed     9.375          06/01/11     2,030,000
                                                                                                               ------------
                                                                                                                  4,828,125
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.


                                      11

PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
 (000'S)                                                                              RATE             DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS (CONTINUED)
             ECOLOGICAL SERVICES/EQUIPMENT - 2.60%
   $3,000    Allied Waste North America, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed                                           10.000%         08/01/09  $  3,015,000
                                                                                                               ------------

             ELECTRONIC COMPONENTS - 1.25%
    1,500    Fairchild Semiconductor, Senior Subordinated Notes                      10.500          02/01/09     1,455,000
                                                                                                               ------------
             EQUIPMENT LEASING - 1.14%
    1,500    United Rentals Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed                                            9.250          01/15/09     1,327,500
                                                                                                               ------------
             FOOD PRODUCTS - 1.70%
    2,000    Premium Standard Farms, Senior Notes                                     9.250          06/15/11     1,980,000
                                                                                                               ------------
             FOOD SERVICES - 6.60%
    1,339    Carrols Corp., Senior Subordinated Notes, Company Guaranteed             9.500          12/01/08     1,218,490
    2,500    Fleming Companies, Inc., Senior Unsecured Notes, Company Guaranteed     10.125          04/01/08     2,562,500
    2,000    Sbarro Inc., Senior Unsecured Notes, Company Guaranteed                 11.000          09/15/09     1,830,000
    2,000    Tricon Global Restaurants, Inc., Senior Notes                            8.875          04/15/11     2,050,000
                                                                                                               ------------
                                                                                                                  7,660,990
                                                                                                               ------------
             FOOD/DRUG RETAILER - 0.70%
      800    Rite Aid Corp., Senior Notes*                                           11.250          07/01/08       812,000
                                                                                                               ------------
             HEALTH CARE - 11.40%
    2,000    Alaris Medical Systems, Senior Subordinated Notes, Company Guaranteed    9.750          12/01/06     1,630,000
    2,000    Alliance Imaging, Senior Subordinated Notes                             10.375          04/15/11     2,074,000
    1,000    Healthsouth Corp., Notes*                                                8.375          10/01/11     1,016,250
    1,750    Magellan Health Services, Senior Notes*                                  9.375          11/15/07     1,793,750
    1,500    Select Medical Corp., Senior Subordinated Notes                          9.500          06/15/09     1,417,500
    1,050    Team Health, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed                                           12.000          03/15/09     1,097,250
    1,600    Triad Hospitals Inc., Senior Unsecured Notes,
              Series B, Company Guaranteed                                            8.750          05/01/09     1,648,000
    2,500    Vanguard Health Systems, Senior Subordinated Notes*                      9.750          08/01/11     2,562,500
                                                                                                               ------------
                                                                                                                 13,239,250
                                                                                                               ------------
             HOME FURNISHINGS - 1.95%
    2,500    Simmons Company, Senior Subordinated Notes, Series B                    10.250          03/15/09     2,262,500
                                                                                                               ------------
             HOTELS/MOTELS/CASINOS - 7.55%
    2,500    Ameristar Casinos, Inc., Senior Subordinated Notes, Company Guaranteed  10.750          02/15/09     2,550,000
    2,000    Argosy Gaming Company, Senior Unsecured Notes,
              Company Guaranteed                                                     10.750          06/01/09     2,140,000
    2,000    Aztar Corp., Senior Subordinated Notes*                                  9.000          08/15/11     1,940,000

The accompanying notes are an integral part of the financial statements.


                                      12

PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
 (000'S)                                                                              RATE             DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS (CONTINUED)
             HOTELS/MOTELS/CASINOS (CONTINUED)
   $2,250    Boyd Gaming Corp., Senior Notes*                                         9.250%         08/01/09  $  2,137,500
                                                                                                               ------------
                                                                                                                  8,767,500
                                                                                                               ------------
             LEISURE - 2.14%
    2,500    Bally Total Fitness Holding Corporation, Senior Subordinated Notes,
              Series D                                                                9.875          10/15/07     2,487,500
                                                                                                               ------------

             OIL & GAS - 2.18%
    2,750    Sesi, LLC, Senior Unsecured Notes, Company Guaranteed                    8.875          05/15/11     2,530,000
                                                                                                               ------------

             PUBLISHING - 2.80%
    2,000    Primedia, Inc., Senior Notes*                                            8.875          05/15/11     1,510,000
    1,750    Quebecor Media Inc., Senior Notes*                                      11.125          07/15/11     1,741,250
                                                                                                               ------------
                                                                                                                  3,251,250
                                                                                                               ------------

             RADIO/TELEVISION - 1.45%
    2,500    Lin Holdings Corporation, Senior Discount Notes (1)                     10.000          03/01/08     1,687,500
                                                                                                               ------------

             RETAILERS - 2.33%
    2,800    Autonation, Inc., Senior Notes*                                          9.000          08/01/08     2,702,000
                                                                                                               ------------

             UTILITIES - 3.55%
    2,500    AES Corporation (The), Senior Notes                                      9.375          09/15/10     2,162,500
    2,000    CMS Energy Corporation, Senior Notes                                     8.500          04/15/11     1,957,724
                                                                                                               ------------
                                                                                                                  4,120,224
                                                                                                               ------------

             WIRELESS TELECOMMUNICATIONS - 6.12%
    1,600    Alamosa Delaware, Inc., Senior Notes, Company Guaranteed                12.500          02/01/11     1,432,000
    1,600    American Cellular Corporation, Senior Notes, Company Guaranteed          9.500          10/15/09     1,496,000
    2,000    Nextel Communications, Inc., Senior Serial Redeemable Notes              9.375          11/15/09     1,245,000
    2,000    SBA Communications Corporation, Senior Notes                            10.250          02/01/09     1,610,000
    1,500    TeleCorp PCS, Inc., Senior Subordinated Notes, Company Guaranteed       10.625          07/15/10     1,327,500
                                                                                                               ------------
                                                                                                                  7,110,500
                                                                                                               ------------
             Total United States (cost - $102,038,027)                                                           97,898,339
                                                                                                               ------------

             CANADA - 1.68%
             UTILITIES - 1.68%
    2,000    Calpine Canada Energy Finance, Senior Unsecured Notes, Company
              Guaranteed (cost - $1,989,989)                                          8.500          05/01/08     1,955,290
                                                                                                               ------------
             Total Long-Term Debt Investments (cost - $104,028,016)                                              99,853,629
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.


                                      13

                                                                                    INTEREST         MATURITY
SHARES                                                                               RATE(S)           DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
             EQUITY INVESTMENTS -- 1.15%

             COMMON STOCKS - UNITED STATES - 0.00%
             WIRELINE TELECOMMUNICATIONS - 0.00%
    2,015    Viatel, Inc. (2)                                                          -                 -     $        121
    3,927    World Access, Inc. (2)                                                    -                 -               45
                                                                                                               ------------
             Total Common Stocks - United States (cost - $69,878)                                                       166
                                                                                                               ------------

             PREFERRED STOCKS - UNITED STATES - 1.15%
             CABLE TELEVISION - 0.18%
    2,500    Adelphia Communications Corporation, Cumulative Exchangeable
              Preferred Stock, Series B (3)                                          13.000%             -          205,549
        1    Paxson Communications Corporation (3)                                   12.500              -              751
                                                                                                               ------------
                                                                                                                    206,300
                                                                                                               ------------

             WIRELESS TELECOMMUNICATIONS - 0.97%
    1,039    Dobson Communications Corporation, Senior Exchangeable
              Preferred Stock (3)                                               12.250 -13.000           -          904,362
      573    Nextel Communications, Inc., Exchangeable Preferred Stock,
              Series E (3)                                                           11.125              -          224,305
                                                                                                               ------------
                                                                                                                  1,128,667
                                                                                                               ------------
             Total Preferred Stocks - United States (cost - $1,831,227)                                           1,334,967
                                                                                                               ------------
             Total Equity Investments (cost - $1,901,105)                                                         1,335,133
                                                                                                               ------------
  UNITS      WARRANTS -- 0.00%
---------
             UNITED STATES - 0.00%
             WIRELINE TELECOMMUNICATIONS - 0.00%
      250    Mpower Communications Corp.* (2) (cost - $8,750)                          -             10/01/04           250
                                                                                                               ------------
 SHARES      SHORT-TERM INVESTMENTS -- 11.15%
---------
             INVESTMENT COMPANY - 1.16%
1,347,877    Federated Investors, Trust for Short-Term
              U.S. Government Securities**                                           2.990              -         1,347,877
                                                                                                               ------------

The accompanying notes are an integral part of the financial statements.


                                      14

PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
 (000'S)                                                                              RATE             DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (CONTINUED)
             U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 9.99%
  $11,600    Federal Home Loan Bank, Discount Notes                                   3.050%         10/01/01  $ 11,600,000
                                                                                                               ------------
             Total Short-Term Investments (cost - $12,947,877)                                                   12,947,877
                                                                                                               ------------
             Total Investments - 98.28%
              (cost - $118,885,748)                                                                             114,136,889
             Other assets in excess of liabilities-- 1.72%                                                        2,000,633
                                                                                                               ------------
             Net Assets-- 100.00%                                                                              $116,137,522
                                                                                                               ============

------------------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
(1)  Coupon rate is zero until step-up date. Step-up rate is provided.
(2)  Non-income producing security.
(3) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

The accompanying notes are an integral part of the financial statements.

                         EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001

                                   (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                          INTEREST          MATURITY
 (000'S)                                                                          RATE(S)           DATE(S)           VALUE
------------------------------------------------------------------------------------------------------------------------------
        LONG-TERM DEBT INVESTMENTS -- 90.64%
        ALGERIA - 0.88%
        SOVEREIGN - 0.88%
$  131  Republic of Algeria, Loan Tranche I (1)(2)(3)                             4.313%           09/04/06        $   106,904
   170  Republic of Algeria, Loan Tranche III (1)(2)(3)                           4.313            03/04/10            131,325
                                                                                                                   -----------
        Total Algeria (cost - $246,645)                                                                                238,229
                                                                                                                   -----------
        ARGENTINA - 8.70%
        SOVEREIGN - 8.70%
   320  Republic of Argentina (4)                                            11.375 - 12.000  03/15/10 - 02/01/20      178,109
    66  Republic of Argentina, Bocon, Series PRE4 (2)(3)(5)                       3.580            09/01/02             53,819
    74  Republic of Argentina, Bocon, Series PRO2 (2)(3)(5)                       3.580            04/01/07             34,675
   200  Republic of Argentina, Bonos del Tesoro, Series BT02 (5)                  8.750            05/09/02            178,957
   150  Republic of Argentina, Bonos del Tesoro, Series BT07 (5)                 11.750            05/21/03            113,464
   105  Republic of Argentina, Bonos del Tesoro, Series BTO8 (5)                 12.125            05/21/05             73,085
   565  Republic of Argentina, Capitalized Bonds (4)(6)                          12.000            06/19/31            304,394
   375  Republic of Argentina, Capitalized Bonds, Series 2018 (4)(6)             12.250            06/19/18            199,687
   141  Republic of Argentina, FRD (2)(3)(7)                                      3.375            03/31/05             99,176
   450  Republic of Argentina, Par Bonds, Series L-GP (7)(8)                      6.000            03/31/23            278,719
    70  Republic of Argentina, Secured Discount Bonds, Series L-GL (2)(7)         4.813            03/31/23             42,262
   140  Republic of Argentina, Senior Unsubordinated Bonds, Series BGL0 (4)       8.375            12/20/03            100,625
   125  Republic of Argentina, Unsubordinated Bonds (4)                          11.750            04/07/09             75,000
   205  Republic of Argentina, Unsubordinated Bonds, Series BGL5 (4)             11.375            01/30/17            116,850
   865  Republic of Argentina, Unsubordinated Bonds, Series 2008 (4)(6)(8)        7.000            12/19/08            522,244
                                                                                                                   -----------
        Total Argentina  (cost - $3,133,072)                                                                         2,371,066
                                                                                                                   -----------
        BRAZIL - 9.06%
        SOVEREIGN - 9.06%
   180  Federal Republic of Brazil (4)                                       12.250 - 12.750  01/15/20 - 03/06/30      135,556
   493  Federal Republic of Brazil, Capitalization Bonds (3)(6)(7)(8)             8.000            04/15/14            332,789
   310  Federal Republic of Brazil, Collateralized Par Bonds (6)(7)               6.000            04/15/24            199,175
    40  Federal Republic of Brazil, Secured DCB (2)(3)(7)                         5.500            04/15/12             23,750
   475  Federal Republic of Brazil, Secured DCB, Series RG (2)(3)(7)              5.500            04/15/12            282,031
   240  Federal Republic of Brazil, Secured Discount Bonds (2)(7)                 5.438            04/15/24            154,200
    50  Federal Republic of Brazil, Secured FLIRB Bearer (2)(3)(7)                5.438            04/15/09             34,250
   329  Federal Republic of Brazil, Secured NMB (2)(3)(7)                         5.500            04/15/09            244,176
   240  Federal Republic of Brazil, Series EI-L (2)(3)(7)                         5.438            04/15/06            200,250
 1,140  Federal Republic of Brazil, Unsubordinated Bonds (4)                 11.000 - 14.500  10/15/09 - 08/17/40      863,025
                                                                                                                   -----------
        Total Brazil (cost - $2,849,143)                                                                             2,469,202
                                                                                                                   -----------

The accompanying notes are an integral part of the financial statements.


                                       16

PRINCIPAL
 AMOUNT                                                                          INTEREST          MATURITY
 (000'S)                                                                           RATE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------------------
        LONG-TERM DEBT INVESTMENTS (CONTINUED)
        BULGARIA - 3.23%
        SOVEREIGN - 3.23%
$  385  Republic of Bulgaria, Collateralized Discount Bonds, Series A (2)(7)      4.563%           07/28/24        $   297,653
   370  Republic of Bulgaria, Collateralized FLIRB, Series A (2)(3)(7)(8)         4.563            07/28/12            292,300
   371  Republic of Bulgaria, Debentures, Series PDI (2)(3)(7)                    4.563            07/28/11            289,575
                                                                                                                   -----------
        Total Bulgaria  (cost - $857,892)                                                                              879,528
                                                                                                                   -----------
        CHILE - 0.54%
        SOVEREIGN - 0.54%
   145  Republic of Chile, Notes (4) (cost - $137,037)                            6.875            04/28/09            146,269
                                                                                                                   -----------
        CHINA - 0.04%
        CORPORATE - 0.04%
   120  Zhuhai Highway Co. Ltd. (9) (cost - $68,827)                              -                07/01/08             12,000
                                                                                                                   -----------
        COLOMBIA - 3.99%
        SOVEREIGN - 3.99%
   280  Republic of Colombia (3)(4)                                               9.750            04/09/11            289,800
   150  Republic of Colombia (4)                                                 11.750            02/25/20            144,094
   355  Republic of Colombia, Unsubordinated Bonds, Series NOV (4)                9.750            04/23/09            355,637
   320  Republic of Colombia, Unsubordinated Bonds (4)                            7.625            02/15/07            297,600
                                                                                                                   -----------
        Total Colombia  (cost - $1,043,772)                                                                          1,087,131
                                                                                                                   -----------
        CROATIA - 0.66%
        SOVEREIGN - 0.66%
   184  Croatia, Series A (2)(7) (cost - $168,592)                                4.563            07/31/10            179,028
                                                                                                                   -----------
        ECUADOR - 1.80%
        SOVEREIGN - 1.80%
   454  Republic of Ecuador (4)(8)*                                               5.000            08/15/30            183,019
   338  Republic of Ecuador (4)*                                                 12.000            11/15/12            221,179
     4  Republic of Ecuador, Registered (4)                                      12.000            11/15/12              2,617
   210  Republic of Ecuador, Registered (4)(8)                                    5.000            08/15/30             84,656
                                                                                                                   -----------
        Total Ecuador  (cost - $346,136)                                                                               491,471
                                                                                                                   -----------
        EGYPT - 1.18%
        SOVEREIGN - 1.18%
   100  Arab Republic of Egypt (4)*                                               7.625            07/11/06             94,750
   250  Arab Republic of Egypt, Unsubordinated Bonds (4)*                         8.750            07/11/11            226,250
                                                                                                                   -----------
        Total Egypt  (cost - $351,165)                                                                                 321,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                                       17

PRINCIPAL
 AMOUNT                                                                            INTEREST             MATURITY
 (000'S)                                                                            RATE(S)              DATE(S)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG-TERM DEBT INVESTMENTS (CONTINUED)
        IVORY COAST - 0.08%
        SOVEREIGN - 0.08%
$  140  Ivory Coast, Collateralized FLIRB (3)(7)(14) (cost - $23,625)               2.000%              03/29/18        $    21,175
                                                                                                                        -----------
        MALAYSIA - 4.70%
        CORPORATE - 2.11%
   585  Petroliam Nasional Berhad, Unsubordinated Bonds, Registered (4)*        7.125 - 7.625      10/18/06 - 10/15/26      573,726
                                                                                                                        -----------
        SOVEREIGN - 2.59%
   650  Malaysia (4)                                                            7.500 - 8.750      06/01/09 - 07/15/11      706,052
                                                                                                                        -----------
        Total Malaysia  (cost - $1,227,036)                                                                               1,279,778
                                                                                                                        -----------
        MEXICO - 12.35%
        CORPORATE - 0.65%
   100  Conproca SA, Secured Bonds (3)(4)                                          12.000               06/16/10            116,436
    60  Pemex Project Funding Master Trust, Company Guaranteed (4)                  9.125               10/13/10             61,701
                                                                                                                        -----------
                                                                                                                            178,137
                                                                                                                        -----------
        SOVEREIGN - 11.70%
   775  United Mexican States (4)                                              9.875 - 11.500      01/15/07 - 08/15/31      885,533
 1,160  United Mexican States, Notes (4)                                        8.125 - 9.875      02/01/06 - 12/30/19    1,138,756
   175  United Mexican States, Secured Discount Bonds, Series C (2)(7)              4.838               12/31/19            174,234
    20  United Mexican States, Secured Par Bonds, Series A (7)                      6.250               12/31/19             18,212
   800  United Mexican States, Secured Par Bonds, Series B (7)                      6.250               12/31/19            728,500
   220  United Mexican States, Series XW (4)                                       10.375               02/17/09            241,725
                                                                                                                        -----------
                                                                                                                          3,186,960
                                                                                                                        -----------
        Total Mexico  (cost - $3,275,979)                                                                                 3,365,097
                                                                                                                        -----------
        MOROCCO - 1.45%
        SOVEREIGN - 1.45%
   457  The Kingdom of Morocco, Tranche A (1)(2) (cost - $371,104)                  5.094               01/01/09            395,823
                                                                                                                        -----------
        NIGERIA - 2.70%
        SOVEREIGN - 2.70%
   500  Central Bank of Nigeria, Collateralized Par Bonds, Series WW (7)(8)(11)     6.250               11/15/20            319,375
   673  Nigeria Promissory Notes (4)(6)                                             5.092               01/05/10            416,332
                                                                                                                        -----------
        Total Nigeria  (cost - $752,208)                                                                                    735,707
                                                                                                                        -----------
        PANAMA - 3.26%
        SOVEREIGN - 3.26%
   710  The Republic of Panama (4)                                             8.875 - 10.750      02/08/11 - 04/01/29      696,687


    The accompanying notes are an integral part of the financial statements.



                                       18

PRINCIPAL
 AMOUNT                                                                            INTEREST             MATURITY
 (000'S)                                                                            RATE(S)              DATE(S)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG-TERM DEBT INVESTMENTS (CONTINUED)
        PANAMA (CONTINUED)
$  226  The Republic of Panama, IRD (2)(3)(9)                                       4.750%              07/17/14        $   192,069
                                                                                                                        -----------
        Total Panama (cost - $887,973)                                                                                      888,756
                                                                                                                        -----------
        PERU - 2.21%
        SOVEREIGN - 2.21%
   480  The Republic of Peru, Collateralized FLIRB (3)(7)(8)                        4.000               03/07/17            309,300
   240  The Republic of Peru, PDI Bonds (2)(6)                                      4.500               03/07/17            168,900
   176  The Republic of Peru, PDI Bonds (3)(7)(8)*                                  4.500               03/07/17            123,860
                                                                                                                        -----------
        Total Peru (cost - $593,660)                                                                                        602,060
                                                                                                                        -----------
        PHILIPPINES - 3.84%
        SOVEREIGN - 3.84%
   505  Republic of the Philippines (4)                                         9.500 - 9.875      01/15/19 - 10/21/24      473,306
   460  Republic of the Philippines, Notes (4)                                 9.875 - 10.625      03/16/10 - 03/16/25      402,891
   180  Republic of the Philippines, Unsecured Bonds (4)                            8.875               04/15/08            169,650
                                                                                                                        -----------
        Total Philippines  (cost - $1,047,210)                                                                            1,045,847
                                                                                                                        -----------
        POLAND - 0.91%
        SOVEREIGN - 0.91%
   250  The Republic of Poland, Series PDIB (7)(8) (cost - $238,800)                6.000               10/27/14            247,344
                                                                                                                        -----------
        RUSSIA - 8.17%
        SOVEREIGN - 8.17%
   160  Russian Federation, Senior Unsubordinated Bonds, Registered (4)            11.750               06/10/03            166,900
   231  Russian Federation, Unsubordinated Bonds (3)(4)*                            8.250                3/31/30            175,900
 1,626  Russian Federation, Unsubordinated Bonds (3)(4)(8)*                         5.000                3/31/30            745,095
   300  Russian Federation, Unsubordinated Bonds, Registered (3)(4)(8)              5.000               03/31/30            137,438
 1,110  Russian Federation, Unsubordinated Bonds, Registered (4)               10.000 - 12.750     06/26/07 - 06/24/28    1,001,310
                                                                                                                        -----------
        Total Russia  (cost - $1,510,313)                                                                                 2,226,643
                                                                                                                        -----------
        SOUTH AFRICA - 1.53%
        SOVEREIGN - 1.53%
   240  Republic of South Africa (4)                                                9.125               05/19/09            266,400
   150  Republic of South Africa, Notes (12)                                        8.500               06/23/17            151,543
                                                                                                                        -----------
        Total South Africa (cost - $374,963)                                                                                417,943
                                                                                                                        -----------
        SOUTH KOREA - 4.12%
        CORPORATE - 0.50%
   130  Hanvit Bank, Registered (1)(8)                                             12.750               03/01/10            135,710
                                                                                                                        -----------

     The accompanying notes are an integral part of the financial statements.


                                       19

PRINCIPAL
 AMOUNT                                                                            INTEREST             MATURITY
 (000'S)                                                                            RATE(S)              DATE(S)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG-TERM DEBT INVESTMENTS (CONTINUED)
        SOUTH KOREA (CONTINUED)
        SOVEREIGN - 3.62%
$  855  Republic of Korea, Unsecured Unsubordinated Bonds (4)                       8.875%              04/15/08        $   985,922
                                                                                                                        -----------
        Total South Korea (cost - $1,079,390)                                                                             1,121,632
                                                                                                                        -----------
        THAILAND - 0.61%
        SOVEREIGN - 0.61%
   150  The Kingdom of Thailand, Unsecured Notes (12)
           (cost - $160,553)                                                        7.750               04/15/07            166,785
                                                                                                                        -----------
        TURKEY - 4.58%
        CORPORATE - 0.91%
   270  Export Credit Bank of Turkey, Unsubordinated Bonds, Registered (4)         11.500               02/25/05            248,400
                                                                                                                        -----------
        SOVEREIGN - 3.67%
   375  Republic of Turkey (4)                                                     11.750               06/15/10            327,188
   115  Republic of Turkey, Notes (4)                                              10.000               09/19/07             98,756
   670  Republic of Turkey, Senior Unsubordinated Bonds (4)                    11.875 - 12.375     06/15/09 - 01/15/30      572,769
                                                                                                                        -----------
                                                                                                                            998,713
                                                                                                                        -----------
        Total Turkey (cost - $1,434,160)                                                                                  1,247,113
                                                                                                                        -----------
        UKRAINE - 0.93%
        SOVEREIGN - 0.93%
   301  Ukraine Government, Unsecured Senior Notes, Registered (3)(4)
           (cost - $207,215)                                                       11.000               03/15/07            253,123
                                                                                                                        -----------
        UNITED STATES - 3.02%
        U.S. TREASURIES - 3.02%
   800  Notes (cost - $778,155)                                                     5.000               02/15/11            822,782
                                                                                                                        -----------
        URUGUAY - 0.63%
        SOVEREIGN - 0.63%
   175  Republica Orient of Uruguay, Unsecured Bonds (4) (cost - $167,403)          7.875               07/15/27            172,266
                                                                                                                        -----------
        VENEZUELA - 5.47%
        SOVEREIGN - 5.47%
   570  Republic of Venezuela (4)                                              9.250 - 13.625      08/15/18 - 09/15/27      394,776
   857  Republic of Venezuela, FLIRD, Series A (2)(3)(7)                            3.438               03/31/07            678,208
   550  Republic of Venezuela, Par Bonds, Series W-B (7)                            6.750               03/31/20            418,044
                                                                                                                        -----------
        Total Venezuela (cost - $1,538,946)                                                                               1,491,028
                                                                                                                        -----------
        Total Long-Term Debt Investments (cost - $24,870,974)                                                            24,695,826
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.


                                       20

PRINCIPAL
 AMOUNT                                                                        INTEREST            MATURITY
 (000'S)                                                                         RATE                DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        SHORT-TERM INVESTMENT -- 6.75%

        GRAND CAYMAN - 6.75%
$1,840  Brown Brothers Harriman & Co. (cost - $1,840,000)                       2.200%                **                $ 1,840,000
                                                                                                                        -----------
        Total Investments -- 97.39% (cost - $26,710,974)                                                                 26,535,826
        Other assets in excess of liabilities-- 2.61%                                                                       711,069
                                                                                                                        -----------
        Net Assets -- 100.00%                                                                                           $27,246,895
                                                                                                                        ===========

-------------------------------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
(1)     Loan Participations.
(2)     Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(3)     Pro-rata sinking fund has been established.
(4)     Global/Eurobonds.
(5)     Domestic bonds.
(6) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(7)     Brady bonds.
(8)     Step-up coupon; coupon increases at periodic intervals.
(9) The coupon payments on this subordinated bond which were due and payable on July 1, 2000, January 2, 2001 and July 3, 2001 have not been received by bondholders. The bond is rated D by Standard & Poor's Rating Service ("S&P"). Also, senior notes of the issuer are now in payment default, and are now rated D by S&P.
(10)    Quasi-government bonds.
(11)    With an additional 2,250 warrants attached, with no market value.
(12)    Yankee bonds.
(13) With an additional 9,635 value recovery rights attached, with no market value.
(14)    The coupon payments on this bond which were due and payable on
        September 30, 2000, March 31, 2001 and September 30, 2001 have not been received by bondholders.
DCB     Debt Conversion Bonds.
FLIRB   Front Loaded Interest Reduction Bonds.
FLIRD   Front Loaded Interest Reduction Debentures.
FRD     Floating Rate Debentures.
IRD     Interest Reduction Debentures
NMB     New Money Bonds.
PDI     Past Due Interest.


The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2001

                                   (UNAUDITED)

                                                                              INCOME        HIGH YIELD TOTAL      EMERGING MARKETS
                                                                             PORTFOLIO      RETURN PORTFOLIO       DEBT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value (cost - $35,841,470, $118,885,748
      and $26,710,974, respectively)                                        $36,609,510       $114,136,889           $26,535,826
   Receivable for investments sold                                                   --                 --               377,369
   Receivable for Portfolio shares sold                                         356,503            309,161                 1,578
   Interest and dividends receivable                                            419,381          3,076,603               690,636
   Receivable from investment adviser                                            17,486                 --                    --
   Prepaid assets                                                                41,062             54,736                42,874
                                                                            -----------       ------------           -----------
           Total assets                                                      37,443,942        117,577,389            27,648,283
                                                                            -----------       ------------           -----------
LIABILITIES
   Payable for investments purchased                                          3,814,305                 --               183,558
   Payable for Portfolio shares repurchased                                      69,887            772,019                 5,168
   Distribution and service fees payable (Class A, B, and C shares)              31,978            193,246                33,373
   Dividends payable                                                             37,863            320,466                65,538
   Administration fee payable                                                     3,757             15,063                 3,420
   Advisory fee payable                                                              --              5,981                 2,869
   Custodian fee payable                                                          1,145              1,761                12,026
   Accrued expenses                                                              77,928            131,331                95,436
                                                                            -----------       ------------           -----------
           Total liabilities                                                  4,036,863          1,439,867               401,388
                                                                            -----------       ------------           -----------
NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial
     interest authorized)                                                         2,742             14,402                 2,672
   Paid-in capital                                                           33,150,896        159,693,843            30,478,787
   Undistributed net investment income/(loss)                                   (14,878)            55,019                (4,001)
   Accumulated net realized loss from investments and foreign currency
      related transactions, if any                                             (499,721)       (38,876,883)           (3,055,415)
   Net unrealized appreciation/(depreciation) on investments and foreign
      currency related transactions, if any                                     768,040         (4,748,859)             (175,148)
                                                                            -----------       ------------           -----------
           Net assets                                                       $33,407,079       $116,137,522           $27,246,895
                                                                            ===========       ============           ===========

CLASS A
   Net assets                                                               $ 9,842,379       $ 65,610,363           $21,811,248
                                                                            -----------       ------------           -----------
   Shares of beneficial interest outstanding                                    807,976          8,136,665             2,135,826
                                                                            -----------       ------------           -----------
   Net assets value per share                                                    $12.18              $8.06                $10.21
                                                                                 ======              =====                ======
   Maximum offering price per share (net asset value plus sales
      charge of 4.50%* of the offering price)                                    $12.75              $8.44                $10.69
                                                                                 ======              =====                ======
CLASS B
   Net assets                                                              $  9,183,458      $  27,259,700          $  2,195,176
                                                                            -----------       ------------           -----------
   Shares of beneficial interest outstanding                                    753,888          3,380,686               216,669
                                                                            -----------       ------------           -----------
   Net assets value and offering price per share**                               $12.18              $8.06                $10.13
                                                                                 ======              =====                ======
CLASS C
   Net assets                                                              $  5,161,877      $  21,627,774          $  3,240,471
                                                                            -----------       ------------           -----------
   Shares of beneficial interest outstanding                                    423,744          2,682,078               319,660
                                                                            -----------       ------------           -----------
   Net assets value and offering price per share**                               $12.18              $8.06                $10.14
                                                                                 ======              =====                ======
CLASS Y
   Net assets                                                              $  9,219,365     $    1,639,685                    --
                                                                            -----------       ------------           -----------
   Shares of beneficial interest outstanding                                    756,827            203,356                    --
                                                                            -----------       ------------           -----------
   Net assets value, offering and redemption price per share                     $12.18              $8.06                    --
                                                                                 ======              =====                ======

-----------
*  On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

                                   (UNAUDITED)

                                                                              INCOME        HIGH YIELD TOTAL      EMERGING MARKETS
                                                                             PORTFOLIO      RETURN PORTFOLIO       DEBT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                                 $  814,096        $ 5,794,369            $1,578,284
   Dividends                                                                        --            113,562                    --
                                                                            ----------        -----------           -----------
                                                                               814,096          5,907,931             1,578,284
                                                                            ----------        -----------           -----------
EXPENSES
   Advisory fees                                                                59,298            368,556               139,042
   Distribution and service fees - Class A                                      14,207            124,949                39,226
   Distribution and service fees - Class B                                      25,950            141,781                10,635
   Distribution and service fees - Class C                                      19,670            113,441                16,533
   Transfer agent fees and expenses                                             75,690             85,553                50,155
   Accounting fees                                                              48,346             69,741                45,124
   Administration fees                                                          19,766             92,141                20,856
   Federal and state registration fees                                          20,082             22,345                17,163
   Legal and auditing fees                                                      25,579             30,583                37,101
   Custodian fees and expenses                                                   5,320             11,350                24,066
   Reports and notices to shareholders                                           3,555             26,072                 6,021
   Insurance expenses                                                            3,431              4,494                 3,519
   Trustees' fees and expenses                                                   4,252              3,463                 4,738
   Amortization of organization expenses                                            --              6,154                    --
   Other                                                                         1,610              2,507                 1,504
                                                                            ----------        -----------           -----------
        Total expenses before waivers and related
          reimbursements                                                       326,756          1,103,130               415,683
        Less: waivers and related reimbursements                              (207,817)          (324,485)             (154,259)
                                                                            ----------        -----------           -----------
        Total expenses after waivers and related reimbursements                118,939            778,645               261,424
                                                                            ----------        -----------           -----------
   Net investment income                                                       695,157          5,129,286             1,316,860
                                                                            ----------        -----------           -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
        Investments                                                             43,314         (4,229,359)              248,422
        Foreign currency related transactions                                       --                 --               (42,328)
   Net change in unrealized appreciation on:

        Investments                                                            410,371         (5,553,016)             (713,632)
        Foreign currency related transactions                                       --                 --                13,666
                                                                            ----------        -----------           -----------
   Net realized and unrealized gain/(loss) on investments                      453,685         (9,782,375)             (493,872)
                                                                            ----------        -----------           -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $1,148,842        $(4,653,089)          $   822,988
                                                                            ==========        ===========           ===========


The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         INCOME                              HIGH YIELD TOTAL
                                                        PORTFOLIO                            RETURN PORTFOLIO
                                         -------------------------------------    ------------------------------------
                                               FOR THE             FOR THE              FOR THE             FOR THE
                                          SIX MONTHS ENDED      FISCAL YEAR        SIX MONTHS ENDED      FISCAL YEAR
                                         SEPTEMBER 30, 2001         ENDED         SEPTEMBER 30, 2001         ENDED
                                             (UNAUDITED)       MARCH 31, 2001         (UNAUDITED)       MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET
ASSETS FROM OPERATIONS
   Net investment income                    $     695,157      $      944,160        $    5,129,286     $    9,163,680
   Net realized gain/(loss) from
      investments and foreign
      currency related transactions,
      if any                                       43,314            (107,724)           (4,229,359)       (23,438,340)
   Net change in unrealized
      appreciation/(depreciation) on
      investments and foreign
      currency related transactions,
      if any                                      410,371             710,450            (5,553,016)        12,737,866
                                            -------------      --------------        --------------     --------------
   Net increase/(decrease) in
      net assets, resulting from
      operations                                1,148,842           1,546,886            (4,653,089)        (1,536,794)
                                            -------------      --------------        --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
        Class A shares                           (223,690)           (360,915)           (3,067,920)        (4,999,212)
        Class B shares                           (125,280)           (160,711)           (1,126,373)        (2,178,629)
        Class C shares                            (95,513)           (129,207)             (901,310)        (1,953,819)
        Class Y shares                           (265,552)           (293,327)              (10,684)                --
                                            -------------      --------------        --------------     --------------
                                                 (710,035)           (944,160)           (5,106,287)        (9,131,660)
                                            -------------      --------------        --------------     --------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the
      sale of shares                           14,477,693          21,523,945            25,377,274         67,107,610
   Cost of shares repurchased                  (6,868,904)        (11,716,000)          (20,191,036)       (30,778,779)
   Shares issued in reinvestment
      of dividends                                522,555             593,879             2,925,486          4,906,398
                                            -------------      --------------        --------------     --------------
   Net increase/(decrease) in
      net assets derived from shares
      of beneficial interest
      transactions                              8,131,344          10,401,824             8,111,724         41,235,229
                                            -------------      --------------        --------------     --------------
   Total increase/(decrease)
      in net assets                             8,570,151          11,004,550            (1,647,652)        30,566,775

NET ASSETS
   Beginning of period                         24,836,928          13,832,378           117,785,174         87,218,399
                                              -----------        ------------          ------------       ------------
   End of period*                             $33,407,079        $ 24,836,928          $116,137,522       $117,785,174
                                              ===========        ============          ============       ============

                                                   EMERGING MARKETS
                                                    DEBT PORTFOLIO
                                         -------------------------------------
                                               FOR THE            FOR THE
                                          SIX MONTHS ENDED     FISCAL YEAR
                                         SEPTEMBER 30, 2001        ENDED
                                             (UNAUDITED)      MARCH 31, 2001
------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET
ASSETS FROM OPERATIONS
   Net investment income                     $  1,316,860      $   2,678,217
   Net realized gain/(loss) from
      investments and foreign
      currency related transactions,
      if any                                      206,094            633,903
   Net change in unrealized
      appreciation/(depreciation) on
      investments and foreign
      currency related transactions,
      if any                                     (699,966)        (1,305,019)
                                              -----------       ------------
   Net increase/(decrease) in
      net assets, resulting from
      operations                                  822,988          2,007,101
                                              -----------       ------------
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
        Class A shares                         (1,077,501)        (2,266,869)
        Class B shares                            (95,100)          (159,013)
        Class C shares                           (148,260)          (258,009)
        Class Y shares                                 --                 --
                                              -----------       ------------
                                               (1,320,861)        (2,683,891)
                                              -----------       ------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the
      sale of shares                            3,729,047          8,593,909
   Cost of shares repurchased                  (4,080,247)       (15,473,961)
   Shares issued in reinvestment
      of dividends                                858,438          1,718,915
                                              -----------       ------------
   Net increase/(decrease) in
      net assets derived from shares
      of beneficial interest
      transactions                                507,238         (5,161,137)
                                              -----------       ------------
   Total increase/(decrease)
      in net assets                                 9,365         (5,837,927)
NET ASSETS
   Beginning of period                         27,237,530         33,075,457
                                              -----------       ------------
   End of period*                             $27,246,895       $ 27,237,530
                                              ===========       ============

-----------
* Includes undistributed net investment income for High Yield Total Return Portfolio of $55,019 and $32,020 for the six months ended September 30, 2001 and for the fiscal year ended March 31, 2001, respectively.


The accompanying notes are an integral part of the financial statements.

                     This page is intentionally left blank.

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                                  NET                       NET
                                                                 ASSET                 REALIZED AND     DIVIDENDS  DISTRIBUTIONS
                                                                VALUE,        NET       UNREALIZED      FROM NET     FROM NET
                                                               BEGINNING  INVESTMENT  GAIN/(LOSS) ON   INVESTMENT    REALIZED
                                                               OF PERIOD  INCOME*(1)  INVESTMENTS*(2)    INCOME    CAPITAL GAINS
                                                               ---------  ----------  ---------------  ----------  -------------
INCOME PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)       $11.99      $0.33         $ 0.19         $(0.33)         --
   For the fiscal year ended March 31, 2001                       11.53       0.73           0.46          (0.73)         --
   For the fiscal year ended March 31, 2000                       12.15       0.70          (0.62)         (0.70)         --
   For the fiscal year ended March 31, 1999                       12.37       0.74          (0.03)         (0.74)     $(0.19)
   For the fiscal year ended March 31, 1998                       12.03       0.76           0.36          (0.76)      (0.02)
   For the fiscal year ended March 31, 1997                       12.26       0.73          (0.20)         (0.73)      (0.03)
CLASS B
   For the six months ended September 30, 2001 (unaudited)        11.99       0.29           0.19          (0.29)         --
   For the fiscal year ended March 31, 2001                       11.53       0.65           0.46          (0.65)         --
   For the fiscal year ended March 31, 2000                       12.15       0.63          (0.62)         (0.63)         --
   For the fiscal year ended March 31, 1999                       12.37       0.65          (0.03)         (0.65)      (0.19)
   For the period February 2, 1998** through March 31, 1998       12.47       0.10          (0.10)         (0.10)         --
CLASS C
   For the six months ended September 30, 2001 (unaudited)        11.99       0.29           0.19          (0.29)         --
   For the fiscal year ended March 31, 2001                       11.53       0.65           0.46          (0.65)         --
   For the fiscal year ended March 31, 2000                       12.15       0.63          (0.62)         (0.63)         --
   For the fiscal year ended March 31, 1999                       12.37       0.65          (0.03)         (0.65)      (0.19)
   For the fiscal year ended March 31, 1998                       12.03       0.70           0.36          (0.70)      (0.02)
   For the fiscal year ended March 31, 1997                       12.26       0.68          (0.20)         (0.68)      (0.03)
CLASS Y
   For the six months ended September 30, 2001 (unaudited)        11.99       0.35           0.19          (0.35)         --
   For the fiscal year ended March 31, 2001                       11.53       0.77           0.46          (0.77)         --
   For the fiscal year ended March 31, 2000                       12.15       0.74          (0.62)         (0.74)         --
   For the fiscal year ended March 31, 1999                       12.37       0.78          (0.03)         (0.78)      (0.19)
   For the fiscal year ended March 31, 1998                       12.03       0.80           0.36          (0.80)      (0.02)
   For the fiscal year ended March 31, 1997                       12.26       0.77          (0.20)         (0.77)      (0.03)

-----------
   * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  ** Commencement of initial public offering.
 (1) Reflects waivers and related reimbursements.
 (2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.


The accompanying notes are an integral part of the financial statements.

                                                                 NET
                                                                ASSET
                                                                VALUE,        TOTAL        NET ASSETS,            RATIO OF
                                                                END OF     INVESTMENT     END OF PERIOD          EXPENSES TO
                                                                PERIOD      RETURN(3)    (000'S OMITTED)    AVERAGE NET ASSETS(1)
                                                                ------     ----------    ---------------    ---------------------
INCOME PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)      $12.18         4.42%        $9,842                 0.80%(5)
   For the fiscal year ended March 31, 2001                      11.99        10.68          8,316                 0.80
   For the fiscal year ended March 31, 2000                      11.53         0.77          5,071                 0.80
   For the fiscal year ended March 31, 1999                      12.15         5.77          4,775                 0.80
   For the fiscal year ended March 31, 1998                      12.37         9.43          2,926                 0.80
   For the fiscal year ended March 31, 1997                      12.03         4.40          3,367                 0.80
CLASS B
   For the six months ended September 30, 2001 (unaudited)       12.18         4.08          9,183                 1.45(5)
   For the fiscal year ended March 31, 2001                      11.99         9.96          4,861                 1.45
   For the fiscal year ended March 31, 2000                      11.53         0.12          2,027                 1.45
   For the fiscal year ended March 31, 1999                      12.15         5.09          1,121                 1.45
   For the period February 2, 1998** through March 31, 1998      12.37        (0.04)(4)         18                 1.45(5)
CLASS C
   For the six months ended September 30, 2001 (unaudited)       12.18         4.08          5,161                 1.45(5)
   For the fiscal year ended March 31, 2001                      11.99         9.96          3,339                 1.45
   For the fiscal year ended March 31, 2000                      11.53         0.12          1,971                 1.45
   For the fiscal year ended March 31, 1999                      12.15         5.08          2,067                 1.45
   For the fiscal year ended March 31, 1998                      12.37         8.92          1,403                 1.28
   For the fiscal year ended March 31, 1997                      12.03         3.99          1,018                 1.20
CLASS Y
   For the six months ended September 30, 2001 (unaudited)       12.18         4.61          9,219                 0.45(5)
   For the fiscal year ended March 31, 2001                      11.99        11.07          8,321                 0.45
   For the fiscal year ended March 31, 2000                      11.53         1.13          4,763                 0.45
   For the fiscal year ended March 31, 1999                      12.15         6.13          4,406                 0.45
   For the fiscal year ended March 31, 1998                      12.37         9.81          4,339                 0.45
   For the fiscal year ended March 31, 1997                      12.03         4.77         13,486                 0.45

                                                                                           INCREASE/(DECREASE)
                                                                                          REFLECTED IN EXPENSE
                                                                       RATIO OF            AND NET INVESTMENT
                                                                    NET INVESTMENT           INCOME RATIOS         PORTFOLIO
                                                                       INCOME TO           DUE TO WAIVERS AND      TURNOVER
                                                                 AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS      RATE
                                                                 ---------------------   ----------------------    ---------
INCOME PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)              5.49%(5)                1.58%(5)               71.25%
   For the fiscal year ended March 31, 2001                             6.22                    2.48                  174.46
   For the fiscal year ended March 31, 2000                             5.99                    3.13                  158.47
   For the fiscal year ended March 31, 1999                             5.83                    2.98                  107.21
   For the fiscal year ended March 31, 1998                             6.13                    1.86                  244.78
   For the fiscal year ended March 31, 1997                             5.99                    1.73                  262.95
CLASS B
   For the six months ended September 30, 2001 (unaudited)              4.85(5)                 1.58(5)                71.25
   For the fiscal year ended March 31, 2001                             5.55                    2.48                  174.46
   For the fiscal year ended March 31, 2000                             5.34                    3.13                  158.47
   For the fiscal year ended March 31, 1999                             5.16                    2.81                  107.21
   For the period February 2, 1998** through March 31, 1998             5.22(4)(5)              0.48(4)(5)            244.78
CLASS C
   For the six months ended September 30, 2001 (unaudited)              4.85(5)                 1.58(5)                71.25
   For the fiscal year ended March 31, 2001                             5.55                    2.48                  174.46
   For the fiscal year ended March 31, 2000                             5.33                    3.13                  158.47
   For the fiscal year ended March 31, 1999                             5.28                    3.18                  107.21
   For the fiscal year ended March 31, 1998                             5.60                    1.80                  244.78
   For the fiscal year ended March 31, 1997                             5.57                    1.74                  262.95
CLASS Y
   For the six months ended September 30, 2001 (unaudited)              5.87(5)                 1.58(5)                71.25
   For the fiscal year ended March 31, 2001                             6.52                    2.48                  174.46
   For the fiscal year ended March 31, 2000                             6.36                    3.13                  158.47
   For the fiscal year ended March 31, 1999                             6.27                    3.23                  107.21
   For the fiscal year ended March 31, 1998                             6.39                    1.78                  244.78
   For the fiscal year ended March 31, 1997                             6.34                    1.73                  262.95

-----------
 (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
 (4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
 (5) Annualized.

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                                  NET                        NET
                                                                 ASSET                   REALIZED AND    DIVIDENDS    DISTRIBUTIONS
                                                                 VALUE,       NET         UNREALIZED      FROM NET      FROM NET
                                                               BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT     REALIZED
                                                               OF PERIOD   INCOME*(1)   INVESTMENTS*(2)    INCOME     CAPITAL GAINS
                                                               ---------   ----------   ---------------  ----------   -------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)      $ 8.74        $0.37         $(0.68)        $(0.37)            --
   For the fiscal year ended March 31, 2001                       9.78         0.94          (1.04)         (0.94)            --
   For the fiscal year ended March 31, 2000                      11.36         1.08          (1.58)         (1.08)            --
   For the fiscal year ended March 31, 1999                      12.73         1.11          (1.32)         (1.11)        $(0.05)
   For the period January 2, 1998** through March 31, 1998       12.00         0.26           0.73          (0.26)            --
CLASS B
   For the six months ended September 30, 2001 (unaudited)        8.74         0.34          (0.68)         (0.34)            --
   For the fiscal year ended March 31, 2001                       9.78         0.88          (1.04)         (0.88)            --
   For the fiscal year ended March 31, 2000                      11.36         1.01          (1.58)         (1.01)            --
   For the fiscal year ended March 31, 1999                      12.73         1.04          (1.32)         (1.04)         (0.05)
   For the period January 2, 1998** through March 31, 1998       12.00         0.24           0.73          (0.24)            --
CLASS C
   For the six months ended September 30, 2001 (unaudited)        8.74         0.34          (0.68)         (0.34)            --
   For the fiscal year ended March 31, 2001                       9.78         0.88          (1.04)         (0.88)            --
   For the fiscal year ended March 31, 2000                      11.36         1.01          (1.58)         (1.01)            --
   For the fiscal year ended March 31, 1999                      12.73         1.04          (1.32)         (1.04)         (0.05)
   For the period January 2, 1998** through March 31, 1998       12.00         0.24           0.73          (0.24)            --
CLASS Y
   For the period July 11, 2001*** through
     September 30, 2001 (unaudited)                               8.46         0.16          (0.40)         (0.16)            --
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)       10.40         0.50          (0.19)         (0.50)            --
   For the fiscal year ended March 31, 2001                      10.58         0.97          (0.18)         (0.97)            --
   For the fiscal year ended March 31, 2000                       9.27         0.83           1.31          (0.83)            --
   For the fiscal year ended March 31, 1999                      12.00         1.05          (2.60)         (1.01)         (0.17)
   For the fiscal year ended March 31, 1998                      11.14         0.91           1.17          (0.92)         (0.30)
   For the fiscal year ended March 31, 1997                       9.02         0.85           2.10          (0.83)            --
CLASS B
   For the six months ended September 30, 2001 (unaudited)       10.31         0.46          (0.17)         (0.47)            --
   For the fiscal year ended March 31, 2001                      10.50         0.90          (0.19)         (0.90)            --
   For the fiscal year ended March 31, 2000                       9.19         0.76           1.31          (0.76)            --
   For the fiscal year ended March 31, 1999                      11.95         0.98          (2.60)         (0.97)         (0.17)
   For the period January 12, 1998*** through March 31, 1998     11.33         0.21           0.61          (0.20)            --
CLASS C
   For the six months ended September 30, 2001 (unaudited)       10.32         0.47          (0.18)         (0.47)            --
   For the fiscal year ended March 31, 2001                      10.51         0.90          (0.19)         (0.90)            --
   For the fiscal year ended March 31, 2000                       9.20         0.76           1.31          (0.76)            --
   For the fiscal year ended March 31, 1999                      11.95         0.98          (2.59)         (0.97)         (0.17)
   For the fiscal year ended March 31, 1998                      11.14         0.97           1.04          (0.90)         (0.30)
   For the fiscal year ended March 31, 1997                       9.04         0.84           2.07          (0.81)            --

-----------
   * Calculated based on average settled shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions. For Emerging Markets Debt Portfolio, for fiscal years prior to March 31, 2000, shares were calculated based on shares outstanding on the first and last day of the respective periods.
  **  Commencement of investment operations.
 ***  Commencement of initial public offerings.
 (1)  Reflects waivers and related reimbursements.

The accompanying notes are an integral part of the financial statements.

                                                                    NET
                                                                   ASSET
                                                                   VALUE,        TOTAL        NET ASSETS,
                                                                   END OF     INVESTMENT     END OF PERIOD
                                                                   PERIOD      RETURN(3)    (000'S OMITTED)
                                                                   ------     ----------    ---------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)         $ 8.06        (3.70)%        $65,610
   For the fiscal year ended March 31, 2001                          8.74        (1.07)          69,132
   For the fiscal year ended March 31, 2000                          9.78        (4.68)          44,991
   For the fiscal year ended March 31, 1999                         11.36        (1.57)          55,367
   For the period January 2, 1998** through March 31, 1998          12.73         8.30           18,301
CLASS B
   For the six months ended September 30, 2001 (unaudited)           8.06        (4.02)          27,260
   For the fiscal year ended March 31, 2001                          8.74        (1.71)          26,336
   For the fiscal year ended March 31, 2000                          9.78        (5.29)          23,520
   For the fiscal year ended March 31, 1999                         11.36        (2.21)          23,395
   For the period January 2, 1998** through March 31, 1998          12.73         8.13            6,013
CLASS C
   For the six months ended September 30, 2001 (unaudited)           8.06        (4.02)          21,628
   For the fiscal year ended March 31, 2001                          8.74        (1.71)          22,317
   For the fiscal year ended March 31, 2000                          9.78        (5.29)          18,707
   For the fiscal year ended March 31, 1999                         11.36        (2.21)          26,064
   For the period January 2, 1998** through March 31, 1998          12.73         8.13           11,298
CLASS Y
   For the period July 11, 2001*** through
     September 30, 2001 (unaudited)                                  8.06        (3.11)(4)        1,640
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)          10.21         3.00           21,811
   For the fiscal year ended March 31, 2001                         10.40         7.98           22,051
   For the fiscal year ended March 31, 2000                         10.58        24.54           28,517
   For the fiscal year ended March 31, 1999                          9.27       (12.40)          29,526
   For the fiscal year ended March 31, 1998                         12.00        19.31           33,448
   For the fiscal year ended March 31, 1997                         11.14        33.48           33,185
CLASS B
   For the six months ended September 30, 2001 (unaudited)          10.13         2.75            2,195
   For the fiscal year ended March 31, 2001                         10.31         7.16            1,947
   For the fiscal year ended March 31, 2000                         10.50        23.88            1,808
   For the fiscal year ended March 31, 1999                          9.19       (13.08)           1,459
   For the period January 12, 1998*** through March 31, 1998        11.95         7.29(4)           566
CLASS C
   For the six months ended September 30, 2001 (unaudited)          10.14         2.75            3,240
   For the fiscal year ended March 31, 2001                         10.32         7.16            3,240
   For the fiscal year ended March 31, 2000                         10.51        23.86            2,750
   For the fiscal year ended March 31, 1999                          9.20       (12.99)           2,165
   For the fiscal year ended March 31, 1998                         11.95        18.66            4,317
   For the fiscal year ended March 31, 1997                         11.14        32.97            2,583

                                                                                               RATIO OF
                                                                       RATIO OF             NET INVESTMENT
                                                                      EXPENSES TO              INCOME TO
                                                                 AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                                                                 ---------------------   ---------------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)               1.00%(5)                8.63%(5)
   For the fiscal year ended March 31, 2001                              1.00                   10.03
   For the fiscal year ended March 31, 2000                              1.00                   10.14
   For the fiscal year ended March 31, 1999                              1.00                    9.37
   For the period January 2, 1998** through March 31, 1998               1.00(5)                 9.14(5)
CLASS B
   For the six months ended September 30, 2001 (unaudited)               1.65(5)                 7.96(5)
   For the fiscal year ended March 31, 2001                              1.65                    9.45
   For the fiscal year ended March 31, 2000                              1.65                    9.49
   For the fiscal year ended March 31, 1999                              1.65                    8.76
   For the period January 2, 1998** through March 31, 1998               1.65(5)                 8.46(5)
CLASS C
   For the six months ended September 30, 2001 (unaudited)               1.65(5)                 7.96(5)
   For the fiscal year ended March 31, 2001                              1.65                    9.45
   For the fiscal year ended March 31, 2000                              1.65                    9.49
   For the fiscal year ended March 31, 1999                              1.65                    8.73
   For the period January 2, 1998** through March 31, 1998               1.65(5)                 8.46(5)
CLASS Y
   For the period July 11, 2001*** through
     September 30, 2001 (unaudited)                                      0.65(5)                 8.85(4)(5)
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)               1.75(5)                 9.60(5)
   For the fiscal year ended March 31, 2001                              1.75                    9.27
   For the fiscal year ended March 31, 2000                              1.75                    8.59
   For the fiscal year ended March 31, 1999                              1.75                   10.38
   For the fiscal year ended March 31, 1998                              1.75                    7.70
   For the fiscal year ended March 31, 1997                              2.00                    7.95
CLASS B
   For the six months ended September 30, 2001 (unaudited)               2.40(5)                 8.94(5)
   For the fiscal year ended March 31, 2001                              2.40                    8.76
   For the fiscal year ended March 31, 2000                              2.40                    7.93
   For the fiscal year ended March 31, 1999                              2.40                    9.73
   For the period January 12, 1998*** through March 31, 1998             2.40(5)                 7.13(4)(5)
CLASS C
   For the six months ended September 30, 2001 (unaudited)               2.40(5)                 8.94(5)
   For the fiscal year ended March 31, 2001                              2.40                    8.75
   For the fiscal year ended March 31, 2000                              2.40                    7.82
   For the fiscal year ended March 31, 1999                              2.40                    9.73
   For the fiscal year ended March 31, 1998                              2.40                    7.31
   For the fiscal year ended March 31, 1997                              2.40                    7.59

                                                                   INCREASE/(DECREASE)
                                                                  REFLECTED IN EXPENSE
                                                                   AND NET INVESTMENT
                                                                     INCOME RATIOS        PORTFOLIO
                                                                   DUE TO WAIVERS AND     TURNOVER
                                                                 RELATED REIMBURSEMENTS     RATE
                                                                 ----------------------   ---------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)               0.53%(5)          118.91%
   For the fiscal year ended March 31, 2001                              0.64              122.83
   For the fiscal year ended March 31, 2000                              0.58               70.61
   For the fiscal year ended March 31, 1999                              0.74              101.75
   For the period January 2, 1998** through March 31, 1998               1.67(5)           139.61
CLASS B
   For the six months ended September 30, 2001 (unaudited)               0.53(5)           118.91
   For the fiscal year ended March 31, 2001                              0.64              122.83
   For the fiscal year ended March 31, 2000                              0.59               70.61
   For the fiscal year ended March 31, 1999                              0.73              101.75
   For the period January 2, 1998** through March 31, 1998               1.68(5)           139.61
CLASS C
   For the six months ended September 30, 2001 (unaudited)               0.53(5)           118.91
   For the fiscal year ended March 31, 2001                              0.64              122.83
   For the fiscal year ended March 31, 2000                              0.59               70.61
   For the fiscal year ended March 31, 1999                              0.73              101.75
   For the period January 2, 1998** through March 31, 1998               1.67(5)           139.61
CLASS Y
   For the period July 11, 2001*** through
     September 30, 2001 (unaudited)                                      0.53(5)           118.91
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
   For the six months ended September 30, 2001 (unaudited)               0.56(5)            49.36
   For the fiscal year ended March 31, 2001                              1.06              156.45
   For the fiscal year ended March 31, 2000                              1.11               91.98
   For the fiscal year ended March 31, 1999                              1.28               82.47
   For the fiscal year ended March 31, 1998                              1.01              128.91
   For the fiscal year ended March 31, 1997                              0.80              223.41
CLASS B
   For the six months ended September 30, 2001 (unaudited)               0.56(5)            49.36
   For the fiscal year ended March 31, 2001                              1.06              156.45
   For the fiscal year ended March 31, 2000                              1.02               91.98
   For the fiscal year ended March 31, 1999                              1.43               82.47
   For the period January 12, 1998*** through March 31, 1998             2.25(4)(5)        128.91
CLASS C
   For the six months ended September 30, 2001 (unaudited)               0.56(5)            49.36
   For the fiscal year ended March 31, 2001                              1.06              156.45
   For the fiscal year ended March 31, 2000                              1.01               91.98
   For the fiscal year ended March 31, 1999                              1.16               82.47
   For the fiscal year ended March 31, 1998                              1.05              128.91
   For the fiscal year ended March 31, 1997                              0.64              223.41

-----------
 (2) The amounts shown for a share outstanding thoughout the respective periods not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions, if any.
 (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
 (4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
 (5)  Annualized.

                                INCOME PORTFOLIO

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                         EMERGING MARKETS DEBT PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of twelve separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and five non-diversified portfolios, Emerging Markets Debt Portfolio ("EMD Portfolio"), The Insiders Select Fund, Focus List Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio, and EMD Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the EMD Portfolio has yet to commence its initial public offering. On October 1, 2001, S&P STARS Opportunities Portfolio commenced operations. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on January 2, 1998, the High Yield Portfolio did not have any transactions other than those relating to organizational matters and the sale of one share each of Class A, B and C shares of beneficial interest to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $56,234 which were incurred by the High Yield Portfolio in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s

("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolios modified the manner of accounting for paydown gains and losses on mortgage- and asset-backed securities and record such amounts as an adjustment to interest income. In addition, the Portfolios amortize premiums and discounts on debt securities. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN EXCHANGE CURRENCY CONTRACTS--A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Portfolios had no open forward foreign currency exchange contracts at September 30, 2001.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2001, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2009. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios had the following capital loss carryforwards at March 31, 2001:

                                                                               AMOUNT       AMOUNT          AMOUNT
                                                          GROSS CAPITAL LOSS  EXPIRING     EXPIRING        EXPIRING
PORTFOLIO                                                    CARRYFORWARDS     IN 2007      IN 2008         IN 2009
---------                                                 ------------------  --------    -----------     ----------
Income Portfolio                                           $     509,191             --   $   128,196     $  380,995
High Yield Portfolio                                          19,365,939       $175,885     5,403,558     13,786,496
EMD Portfolio                                                  2,857,775             --     2,857,775             --

For U.S federal income tax purposes, net realized capital losses from investments incurred after October 31, 2000, within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Income Portfolio, High Yield Portfolio and EMD Portfolio incurred and elected to defer such losses of $33,193, $15,285,363 and $294,869, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2001, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The EMD Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above $100 million.

For the six months ended September 30, 2001, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

For the six months ended September 30, 2001, BSAM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES
---------               --------------  --------------  --------------  --------------
Income Portfolio                0.80%          1.45%           1.45%          0.45%
High Yield Portfolio            1.00           1.65            1.65           0.65
EMD Portfolio                   1.75           2.40            2.40             --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2001, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                     ADVISORY FEE WAIVERS     EXPENSE REIMBURSEMENTS
---------                     --------------------     ----------------------
Income Portfolio                    $  59,298                  $148,519
High Yield Portfolio                  324,485                        --
EMD Portfolio                         139,042                    15,217

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFM, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the six months ended September 30, 2001, Bear Stearns earned $38,274, $227,116, and $31,583 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker-dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $21,553, $153,055, and $34,811 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in shareholder servicing fees. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions that provide for personal service in connection with the maintenance of shareholder accounts.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2001, Bear Stearns has advised each Portfolio that it received $18,925, $74,858 and $8,095 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and EMD Portfolio that during the six months ended September 30, 2001, it received approximately $297 from the High Yield Portfolio in contingent deferred sales charges ("CDSC") upon certain redemptions by Class A shareholders and approximately $17,159, $31,519 and $1,631 from each Portfolio, respectively, in CDSC upon certain redemptions by Class B shareholders and approximately $640, $1,340 and $480 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2001, were $35,859,760, $119,062,148 and $26,828,653 for the Income
Portfolio, High Yield Portfolio and EMD Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                     GROSS          GROSS     NET APPRECIATION/
PORTFOLIO                        APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                        ------------  -------------  -----------------
Income Portfolio                 $  905,544    $   (155,794)    $    749,750
High Yield Portfolio                904,059      (5,829,318)      (4,925,259)
EMD Portfolio                     1,390,308      (1,683,135)        (292,827)

For the six months ended September 30, 2001, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                            PURCHASES             SALES
---------                          ------------        ------------
Income Portfolio                   $ 27,389,466        $ 18,601,279
High Yield Portfolio                136,044,241         131,044,675
EMD Portfolio                        12,712,614          13,515,937

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 2001, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,319 of Class A shares and 1,287 Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio. The Income Portfolio's shares owned by Bear Stearns include 278 Class A shares and 246 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                               INCOME PORTFOLIO
                                                  ----------------------------------------------
                                                      SALES        REPURCHASES     REINVESTMENTS
                                                  ------------     -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                 465,160         362,323           11,859
Value                                             $  5,516,761      $4,264,112         $141,924

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                 809,598         571,310           15,073
Value                                             $  9,676,558      $6,839,617         $176,005

CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                 430,853          88,487            6,275
Value                                             $  5,217,106      $1,057,629        $  75,092

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                 275,463          55,113            9,045
Value                                             $  3,244,108     $   651,691         $105,666

CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                 242,249         103,672            6,768
Value                                             $  2,905,647      $1,231,161        $  80,997

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                 341,033         242,107            8,522
Value                                             $  4,030,013      $2,845,724        $  99,278

CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                  70,621          26,279           18,771
Value                                            $     838,179     $   316,002         $224,542

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                 382,870         120,553           18,261
Value                                             $  4,572,763      $1,378,968         $212,930


                                      34

                                                                         HIGH YIELD PORTFOLIO
                                                             ----------------------------------------------
                                                                 SALES       REPURCHASES     REINVESTMENTS
                                                             ------------    -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                         1,861,727       1,842,089          210,945
Value                                                        $16,075,370     $15,788,427       $1,791,225

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                         4,812,964       1,812,714          305,479
Value                                                        $43,581,437     $16,469,672       $2,785,806

CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                           684,848         384,680           68,767
Value                                                        $ 5,880,381     $ 3,258,603       $  583,356

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                         1,176,384         684,610          115,057
Value                                                        $10,484,107     $ 6,180,060       $1,054,218

CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                           200,735         134,955           64,077
Value                                                        $ 1,729,529     $ 1,144,006       $  543,870

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                         1,414,173         891,343          116,638
Value                                                        $13,042,066     $ 8,129,047       $1,066,374

CLASS Y
FOR THE PERIOD JULY 11, 2001* THROUGH SEPTEMBER 30, 2001
Shares                                                           202,511              --              845
Value                                                        $ 1,691,994              --       $    7,035

                                                                            EMD PORTFOLIO
                                                             ----------------------------------------------
                                                                 SALES       REPURCHASES     REINVESTMENTS
                                                             ------------    -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                           313,666         364,325           65,632
Value                                                        $ 3,282,550     $ 3,807,990       $  682,339

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                           643,599       1,353,929          136,641
Value                                                        $ 6,780,969     $14,062,273       $1,414,333

CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                            29,766           8,443            6,635
Value                                                        $   308,577     $    88,007       $   68,443

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                            45,195          39,859           11,181
Value                                                        $   466,666     $   407,231       $  115,042

CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                            13,331          17,998           10,431
Value                                                        $   137,920     $   184,250       $  107,656

FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                           131,299          97,613           18,428
Value                                                        $ 1,346,274     $ 1,004,457       $  189,540

----------
  * Commencement of initial public offering.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 331U3% of the value of its assets. Income Portfolio and EMD Portfolio, each intend to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

In addition, EMD Portfolio can borrow, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. There were no such borrowings during the six months ended September 30, 2001.

The Portfolios had no amounts outstanding under the line of credit facility either during the period or at September 30, 2001.

CONCENTRATION OF RISK--HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK--EMD PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt and the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the EMD Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The EMD Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the EMD Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the U.S.


                                      36